AXS Sustainable Income Fund Class A: AXSMX Class I: AXSKX
Summary Prospectus	October 19, 2020

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Statutory Prospectus and Statement of Additional Information and other information about the Fund online at https://www.axsinvestments.com/. You may also obtain this information at no cost by calling 1-833-AXS-ALTS (1-833-297-2587) or by sending an e-mail request to info@axsinvestments.com. The Fund's Prospectus and Statement of Additional Information, both dated October 15, 2020, are incorporated by reference into this Summary Prospectus.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-833-AXS-ALTS (1-833-297-2587) or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-833-AXS-ALTS (1-833-297-2587) or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the series of Investment Managers Series Trust II managed by AXS Investments LLC you hold directly or through your financial intermediary, as applicable.

Investment Objective

 The investment objective of the AXS Sustainable Income Fund (the “Fund”) is to seek to generate current income.

Fees and Expenses of the Fund

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares of the Fund. More information about these and other discounts is available from your financial professional and in the section titled "YOUR ACCOUNT WITH THE FUND – Purchase of Shares/Class A Shares Purchase Program", "YOUR ACCOUNT WITH THE FUND – Purchase of Shares/Class A Shares Purchase Program", and in “APPENDIX A – Waivers and Discounts Available from Intermediaries” of the Statutory Prospectus.

	Class A Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	1.00%[1]	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	1.00%	1.00%
Wire fee	$20	$20
Overnight check delivery fee	$25	$25
Retirement account fees (annual maintenance fee)	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.70%	0.70%
Distribution and service (Rule 12b-1) fees	0.25%	None
Other expenses[2]	0.31%	0.31%
Total annual fund operating expenses	1.26%	1.01%
Fees waived and/or expenses reimbursed[3]	(0.02%)	(0.02%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[3]	1.24%	0.99%

[1]	No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge (“CDSC”) of 1.00% will be imposed on certain redemptions of such shares within 12 months of the date of purchase.
[2]	“Other expenses” have been estimated for the current fiscal year. Actual expenses may differ from estimates.
[3]	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.24% and 0.99% of the average daily net assets of Class A shares and Class I shares of the Fund, respectively. This agreement is in effect until January 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years
Class A	$694	$950
Class I	$101	$320

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

In seeking to achieve its investment objective, the Fund primarily invests in a portfolio of U.S. dollar-denominated corporate debt securities. The Fund intends to invest in notes, bonds, debentures and commercial paper, which are the most common types of corporate debt securities. The Fund may also invest in U.S. dollar-denominated securities of issuers domiciled outside of the United States.

Corporate debt securities may be rated investment-grade or below investment-grade (often called “high yield securities” or “junk bonds”), and they may carry fixed or floating rates of interest. While the Fund may invest in corporate debt securities of any credit quality, under normal market conditions, the Fund will primarily invest in high yield securities. High yield securities are rated below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB by S&P Global Ratings, a division of McGraw Hill Companies Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or if unrated, are determined by the Fund’s sub-advisor SKY Harbor Capital Management, LLC (“SKY Harbor” or the “Sub-Advisor”) to be of comparable credit quality. While the Fund may purchase debt securities of any maturity, under normal market conditions, the Fund will generally invest in securities that have an expected redemption through maturity, call or other corporate action within the short (three years or less) to intermediate term (five to ten years).

The Fund may purchase shares of exchange-traded funds (“ETFs”) to gain exposure to the types of debt securities in which the Fund primarily invests to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities that are often designed to track particular market segments or indices. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

The Sub-Advisor may also invest a portion of the Fund’s assets in floating rate bank loans.

In selecting investments for the Fund’s portfolio, the Sub-Advisor utilizes an integrated “top-down, bottom-up” investment process based on the Sub-Advisor’s consideration of economic conditions; market risks; the impact of broad economic conditions, market conditions and risks on industry sectors; the assessment of market sentiment; technical indicators, such as trading depth, breadth and current holders; and deep fundamental analysis of an issuer’s financial statements and business model. Using a proprietary model of evaluating groupings or “buckets” of securities based on similar market-type behavior and characteristics, the Sub-Advisor sets target positioning for different levels of risk and further focuses on potential investments that the Sub-Advisor believes offer optimal risk and return opportunities for the Fund. The Sub-Advisor performs technical analysis to identify relative and absolute value opportunities in the markets. The Sub-Advisor seeks to identify companies with sustainable business models which includes companies with one or more of the following characteristics: generally stable and/or improving cash flows, cash generation in excess of fixed financial obligations, asset value sufficiently robust to support outstanding debt, transparent governance and management teams that exhibit a commitment to improving the issuer’s creditworthiness.

As part of the Sub-Advisor’s overall investment process, the Sub-Advisor integrates environmental, social and governance (“ESG”) factors or criteria to identify risks and opportunities that may impair or enhance an issuer’s ability to service its debt obligations. This integrated ESG investment process is applied to each issuer considered for the Fund’s portfolio and embodies a broader view of risk that extends beyond a company’s financial statements to include its reputation and governance principles, as well as its impact and relationship with the environment, its workforce, its customers and society. The Sub-Advisor believes that companies that manage ESG factors related to their businesses and market environments have better opportunities to be rewarded in the market with a lower cost of capital, lower default risk and the potential to generate excess returns. The Sub-Advisor has adopted a proprietary scoring methodology that assigns an ESG score to help summarize key ESG factors the Sub-Advisor deems material. The Sub-Advisor also utilizes third-party research in evaluating a company’s ESG profile. Typically, environmental considerations include greenhouse gas emissions, energy efficiency, natural resource use, waste management and deforestation. Social considerations include human rights and labor standards, product safety, employee welfare and benefits, union relations and gender and racial equality. Governance considerations include corporate governance, board diversity, business ethics, compensation structures, corporate social responsibility and shareholder rights. The Sub-Advisor’s ESG screening process is designed to largely exclude issuers that it believes are inconsistent with the goals and objectives expressed in the UN Global Compact or Sustainable Development Goals, particularly as it relates to climate change risk, which may change over time. The Sub-Advisor also engages in active dialogues with company management teams to further inform its investment decision-making.

The Sub-Advisor may sell all or a portion of a position of a portfolio holding of the Fund when, in its opinion, one of more of the following occurs: (i) there is a negative change in the Sub-Advisor’s fundamental assessment of a security; (ii) the security becomes overvalued relative to other opportunities; (iii) the Sub-Advisor is shifting the portfolio from one sector or risk segment to another or (iv) the Fund requires cash to meet redemption requests.

Principal Risks of Investing

Risk is inherent in all investing and you could lose some or the entire principal amount invested in the Fund. Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you seek an aggressive approach to capital growth and can accept the potential for volatile price fluctuations, the Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.

Market risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Fixed income securities risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

High yield (“junk”) bond risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Interest rate risk.  Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk.  Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments.  In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

ESG risk. While the Sub-Advisor believes that the integration of ESG analysis as part of the investment process contributes to its risk management approach, the Fund’s consideration of ESG criteria in making its investment decisions may affect the Fund’s exposure to risks associated with certain issuers, industries and sectors, which may impact the Fund’s investment performance. In evaluating an investment, the Sub-Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG factors relevant to a particular investment. In addition, because the Fund’s ESG criteria exclude securities of certain issuers, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Bank loan risk. The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest If the Fund invests in a bank loan through a participation, the Fund will also be exposed to the credit risk of financial institution selling the participation to the Fund as well as the credit risk of the underlying borrower. Bank loans have similar risks to high yield bonds and are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. The market for bank loans may not be highly liquid and the Fund may have difficulty selling them. Bank loan trades may also be subject to settlement delays. In addition, bank loans may not be considered securities under U.S. federal securities laws and, as a result, investments in them may not have the protection of federal securities laws.

Liquidity risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

LIBOR risk. Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain securities and transactions to a new benchmark. The transition process may lead to increased volatility and illiquidity in markets for instruments the terms of which are based on LIBOR. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedged placed on existing LIBOR-based investments. Further, the Fund’s investments in certain instruments such as floating rate bonds and syndicated bank loans may be subject to risks associated with the use of LIBOR. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. Any of these factors may adversely affect the Fund’s performance or net asset value (“NAV”).

Foreign investment risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Further, the Fund’s investments certain instruments such as floating rate bonds and syndicated bank loans may be subject to risks associated with the use of LIBOR.

ETF risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Market turbulence resulting from COVID-19. An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Management and strategy risk. The value of your investment depends on the judgment of the Sub-Advisor about the quality, default risk, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Performance

The Fund intends to commence operations and offer shares of the Fund for public sale following the reorganization of the SKY Harbor Short Duration High Yield Partners, L.P., a Delaware limited partnership which commenced operations on February 1, 2013 (the "Predecessor Fund"), into the Fund. The reorganization of the Predecessor Fund into the Fund is expected to occur on October 16, 2020. The Predecessor Fund’s performance has been adjusted to reflect the Fund’s expenses as set forth in the Fees and Expenses table, which are higher than the Predecessor Fund’s expenses. The Fund’s objectives, policies, guidelines and restrictions are materially equivalent to those of the Predecessor Fund. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and therefore was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986 on regulated investment companies. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund's performance may have been adversely affected. The performance results of the Fund's shares will be reported once the Fund has been in operation for at least one complete calendar year.

For the relevant periods, the bar chart and the performance table below reflect the performance of the Predecessor Fund prior to the commencement of the Fund’s operations on October 16, 2020. The table also shows how the Predecessor Fund’s performance compares with the returns on an index comprised of companies similar to those held by the Predecessor Fund and to be held by the Fund. The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.axsinvestments.com or by calling the Fund at 1-833-AXS-ALTS (1-833-297-2587).

Calendar-Year Total Return (before taxes)

For each calendar year at NAV

For the period from January 1, 2020 through September 30, 2020, the Predecessor Account returned -1.33%.

Highest Calendar Quarter Return at NAV	5.15%	3/31/2019
Lowest Calendar Quarter Return at NAV	(3.25)%	12/31/2018

Average Annual Total Returns (for periods ended December 31, 2019)	One Year	Five Years	Since Inception (02/01/2013)
Class I - Return Before Taxes	8.40%	3.42%	2.82%
Class I - Return After Taxes on Distributions*	8.40%	3.42%	2.82%
Class I - Return After Taxes on Distributions and Sale of Fund Shares*	4.97%	2.65%	2.19%
Class A – Return Before Taxes	8.13%	3.16%	2.56%
ICE BofA 1-3 Year US Corporate & Government Index (B1A0) (reflects no deduction for fees, expenses or taxes)	4.07%	1.69%	1.43%

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class I shares only and after-tax returns for classes other than Class I will vary form returns shown for Class I shares.

Investment Advisor

AXS Investment LLC is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor

SKY Harbor Capital Management, LLC is the Fund’s sub-advisor (the “Sub-Advisor”).

Portfolio Managers

David Kinsley, CFA, a Principal and Head of Investing, Ryan Carrington, CFA, a Senior Portfolio Manager, and Michael Salice, CFA, Director of Research and a Portfolio Manager have been jointly and primarily responsible for the day-to-day management of the Fund’s portfolio since its inception on October 16, 2020.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares
Direct Regular Accounts	$2,500	$500
Direct Retirement Accounts	$2,500	$500
Automatic Investment Plan	$2,500	$100
Gift Account For Minors	$2,500	$500
Class I Shares
All Accounts	$5,000	None

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business, by written request or by telephone.

Tax Information

The Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Shareholders investing through such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.